UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

Veritone, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38093	47-1161641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Platte Street 2nd Floor
Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 507-1737

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VERI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 13, 2023, Veritone, Inc., a Delaware corporation (the “Company”), and Veritone UK Ltd., a limited company incorporated under the laws of England and Wales with company number 10993647, completed the acquisition of (i) all of the issued and outstanding share capital of (a) Broadbean Technology Pty Ltd ACN 116 011 959 / ABN 79 116 011 959, a limited company incorporated under the laws of Australia, (b) Broadbean Technology Limited, a limited company incorporated under the laws of England and Wales, (c) Broadbean, Inc., a Delaware corporation, and (d) CareerBuilder France S.A.R.L., a limited liability company (société à responsabilité limitée) organized under the laws of France and (ii) certain assets and liabilities related thereto (the foregoing clauses (i) and (ii) together, “Broadbean” and the acquisition of Broadbean, the “Transaction”).

This Amendment No.1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements Item 9.01 of the Current Report on Form 8-K filed by the Company on June 14, 2023 (the “Closing Form 8-K”) to provide certain historical financial statements for Broadbean and certain pro forma financial information in connection with the Transaction. Any information required to be set forth in the Closing Form 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Closing Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Closing Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Closing Form 8-K.

Note Regarding Forward-Looking Statements

Statements and other information included in this Amendment No. 1 that are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations, as well as certain estimates and assumptions used by the Company’s management, may constitute forward-looking statements. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on estimates and assumptions that are subject to change or revision, including the estimates and assumptions used by the Company in preparing the pro forma financial information included in this Amendment No. 1, that could cause actual results to differ materially from those expected or implied by the forward-looking statements or the estimates or assumptions used. Such forward-looking statements are based on currently available information, and include, without limitation, the Company’s ability to efficiently integrate the operations and business of Broadbean and obtain the anticipated benefits therefrom, and the Company’s current expectations with respect to preliminary estimated adjustments to record the assets and liabilities of the Company at their respective estimates of fair values under acquisition accounting.

Actual results may differ materially from the forward-looking statements for a number of reasons, including additional information becoming available regarding the fair values of assets and liabilities, the performance of additional fair value analyses, and as identified in the risk factors included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including without limitation, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the Company’s other filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

1.
The combined financial statements of Broadbean as of and for the fiscal year ended December 31, 2022, together with the notes thereto and the report of independent auditors thereon, are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.
2.
The unaudited condensed combined financial statements of Broadbean as of and for the three months ended March 31, 2023, together with the notes thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information

1.
The unaudited pro forma condensed combined balance sheet of the Company and its consolidated subsidiaries as of March 31, 2023 and unaudited statements of operations of the Company and its consolidated subsidiaries for the three months ended March 31, 2023 and for the year ended December 31, 2022, each giving effect to the Transaction, are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1†

Securities and Asset Purchase Agreement, dated as of May 27, 2023, by and among Veritone, Inc., Veritone UK Ltd., CareerBuilder, LLC, CareerBuilder International Holding B.V. and CareerBuilder France Holding, LLC (incorporated by reference to Exhibit 2.1 to Veritone, Inc.’s Current Report on Form 8-K filed on May 31, 2023).

23.1	Consent of Ernst & Young LLP, independent auditors of Broadbean.
99.1

Audited combined financial statements of Broadbean as of and for the fiscal year ended December 31, 2022, together with the notes thereto and the report of independent registered public accounting firm thereon.

99.2	Unaudited condensed combined financial statements of Broadbean as of and for the three months ended March 31, 2023, together with the notes thereto.
99.3

Unaudited pro forma condensed combined balance sheet of the Company and its consolidated subsidiaries as of March 31, 2023 and unaudited statements of operations of the Company and its consolidated subsidiaries for the three months ended March 31, 2023 and for the year ended December 31, 2022, each giving effect to the Transaction, and the notes thereto.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

† The exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K under the Securities Act of 1933, as amended. The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritone, Inc.

Date:	August 28, 2023	By:	/s/ Michael L. Zemetra
Michael L. Zemetra Executive Vice President, Chief Financial Officer and Treasurer